                                                                    EXHIBIT (16)

                                POWER OF ATTORNEY

      The undersigned, being officers and trustees/directors of Van Kampen Trust (the "Trust") and Van Kampen High Yield Municipal Fund (the "High Yield Municipal Fund"), each a Delaware statutory trust, (individually, the Trust and the High Yield Municipal Fund are referred to herein as a "Fund" and collectively, the "Funds"); do hereby, in the capacities shown below, appoint any Assistant Secretary, Secretary or Vice President of the Funds, as agents and attorneys-in-fact with full power of substitution and resubstitution, for each of the undersigned, as fully to all intents as he or she might or could do in person, for the purposes to execute and deliver, for and on behalf of the undersigned, the Registration Statement on Form N-14 of each Fund (including any and all amendments thereto) and any other document related thereto, upon the advice of counsel, filed by the Tax Free Trust with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940.

      This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

Dated: June 10, 2009

            Signature                                         Title
----------------------------------         ------------------------------------------
      /s/ Edward C. Wood III
----------------------------------         President and Principal Executive Officer
        Edward C. Wood III

        /s/ Stuart Schuldt
----------------------------------         Chief Financial Officer and Treasurer
          Stuart Schuldt

      /s/ Stefanie Chang Yu
----------------------------------         Vice President and Secretary
        Stefanie Chang Yu

        /s/ David C. Arch
----------------------------------         Trustee/Director
          David C. Arch

       /s/ Jerry D. Choate
----------------------------------         Trustee/Director
         Jerry D. Choate

         /s/ Rod Dammeyer
----------------------------------         Trustee/Director
           Rod Dammeyer

      /s/ Linda Hutton Heagy
----------------------------------         Trustee/Director
        Linda Hutton Heagy

       /s/ R. Craig Kennedy
----------------------------------         Trustee/Director
         R. Craig Kennedy

        /s/ Howard J Kerr
----------------------------------         Trustee/Director
          Howard J Kerr

        /s/ Jack E. Nelson
----------------------------------         Trustee/Director
          Jack E. Nelson

     /s/ Hugo F. Sonnenschein
----------------------------------         Trustee/Director
       Hugo F. Sonnenschein

       /s/ Wayne W. Whalen
----------------------------------         Trustee/Director
         Wayne W. Whalen

      /s/ Suzanne H. Woolsey
----------------------------------         Trustee/Director
        Suzanne H. Woolsey